UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2007

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 313-5300

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

As previously reported, on March 30, 2007, Cree, Inc., a North Carolina corporation (the “Company”) completed its previously announced acquisition of COTCO Luminant Device Limited, a Hong Kong company (“COTCO”), from COTCO Holdings Limited, a Hong Kong company, pursuant to a Share Purchase Agreement, dated March 11, 2007.  This amended Current Report on Form 8-K provides the financial information required under parts (a) and (b) of Item 9.01 of Form 8-K and amends Item 9.01 of the Current Report on Form 8-K filed by the Company on April 2, 2007.

(a)           Financial statements of businesses acquired

The audited financial statements of COTCO, as of March 30, 2007 and for the period from April 1, 2006 to March 30, 2007, are filed as Exhibit 99.2 and incorporated herein by reference.  A supplemental footnote providing a reconciliation of the COTCO audited financial statements to United States Generally Accepted Accounting Principles is included in footnote 27 of the audited financial statements.

(b)           Pro forma financial information

The unaudited pro forma financial information as of and for the nine months ended March 25, 2007 and for the year ended June 25, 2006 is filed as Exhibit 99.3 and incorporated herein by reference.

(d)           Exhibits

Exhibit No.	Description
Exhibit 2.1
Share Purchase Agreement, dated as of March 11, 2007, between COTCO Holdings Limited and Cree, Inc. (filed as exhibit 2.1 to the Company’s Current Report on Form 8-K as filed with the Commission on April 2, 2007 and incorporated herein by reference)*

Exhibit 23.1	Consent of Independent Auditors
Exhibit 99.1	Press release dated April 2, 2007 (filed as exhibit 99.1 to the Company’s Current Report on Form 8-K as filed with the Commission on April 2, 2007 and incorporated herein by reference)
Exhibit 99.2
Audited financial statements of COTCO Luminant Device Limited as of March 30, 2007 and for the period from April 1, 2006 to March 30, 2007 (including footnote 27, which provides a reconciliation of the COTCO audited financial statements to United States Generally Accepted Accounting Principles)

Exhibit 99.3	Unaudited pro forma condensed financial statements as of and for the nine month period ended March 25, 2007 and for the year ended June 25, 2006
*Certain schedules and attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A list of omitted schedules and attachments is attached to the agreement. The Company hereby agrees to furnish supplementally to the Commission a copy of any omitted schedule or attachment upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ John T. Kurtzweil
John T. Kurtzweil
Chief Financial Officer

Date:  June 29, 2007

Exhibit Index

Exhibit No.	Description
Exhibit 2.1
Share Purchase Agreement, dated as of March 11, 2007, between COTCO Holdings Limited and Cree, Inc. (filed as exhibit 2.1 to the Company’s Current Report on Form 8-K as filed with the Commission on April 2, 2007 and incorporated herein by reference)*

Exhibit 23.1	Consent of Independent Auditors
Exhibit 99.1	Press release dated April 2, 2007 (filed as exhibit 99.1 to the Company’s Current Report on Form 8-K as filed with the Commission on April 2, 2007 and incorporated herein by reference)
Exhibit 99.2
Audited financial statements of COTCO Luminant Device Limited as of March 30, 2007 and for the period from April 1, 2006 to March 30, 2007 (including footnote 27, which provides a reconciliation of the COTCO audited financial statements to United States Generally Accepted Accounting Principles)

Exhibit 99.3	Unaudited pro forma condensed financial statements as of and for the nine month period ended March 25, 2007 and for the year ended June 25, 2006
*Certain schedules and attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A list of omitted schedules and attachments is attached to the agreement. The Company hereby agrees to furnish supplementally to the Commission a copy of any omitted schedule or attachment upon request.